Exhibit 99.2


          CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the filing of the Quarterly Report on Form 10-QSB for the quarter ended August 31, 2002, as amended (the "Report") by Dental Resources, Inc. ("Registrant"), I, Bryan Nichols, the Chief Executive Financial Officer of the Registrant, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Registrant.


                                                     DENTAL RESOURCES, INC.

       DATE: November 21, 2002               By:     /s/ Bryan Nichols
                                                 -------------------------------
                                                     Name: Bryan Nichols
                                                     Its Chief Financial Officer